Share-Based Payment	12 Months Ended
Dec. 31, 2017
Share-Based Payment
Share-Based Payment

NOTE 13. SHARE-BASED PAYMENTS

Under our various plans, senior and other management employees and nonemployee directors have received nonvested stock and stock units. We grant performance stock units, which are nonvested stock units, based upon our stock price at the date of grant and award them in the form of AT&T common stock and cash at the end of a three-year period, subject to the achievement of certain performance goals. We treat the cash settled portion of these awards as a liability. We grant forfeitable restricted stock and stock units, which are valued at the market price of our common stock at the date of grant and predominantly vest over a four- or five-year period. We also grant other nonvested stock units and award them in cash at the end of a three-year period, subject to the achievement of certain market based conditions. As of December 31, 2017, we were authorized to issue up to approximately 119 million shares of common stock (in addition to shares that may be issued upon exercise of outstanding options or upon vesting of performance stock units or other nonvested stock units) to officers, employees and directors pursuant to these various plans.

We account for our share-based payment arrangements based on the fair value of the awards on their respective grant date, which may affect our ability to fully realize the value shown on our consolidated balance sheets of deferred tax assets associated with compensation expense. We record a valuation allowance when our future taxable income is not expected to be sufficient to recover the asset. Accordingly, there can be no assurance that the current stock price of our common shares will rise to levels sufficient to realize the entire tax benefit currently reflected on our consolidated balance sheets. However, to the extent we generate excess tax benefits (i.e., that additional tax benefits in excess of the deferred taxes associated with compensation expense previously recognized) the potential future impact on income would be reduced.

Our consolidated statements of income include the compensation cost recognized for those plans as operating expenses, as well as the associated tax benefits, which are reflected in the table below:

	2017	2016	2015
Performance stock units	$395	$480	$299
Restricted stock and stock units	90	152	147
Other nonvested stock units	(5)	21	5
Total	$480	$653	$451
Income tax benefit	$184	$250	$172

A summary of the status of our nonvested stock units as of December 31, 2017, and changes during the year then ended is presented as follows (shares in millions):

Nonvested Stock Units	Shares	Weighted-Average Grant-Date Fair Value
Nonvested at January 1, 2017	31	$35.57
Granted	13	41.17
Vested	(14)	34.70
Forfeited	(1)	37.48
Nonvested at December 31, 2017	29	$38.35

As of December 31, 2017, there was $572 of total unrecognized compensation cost related to nonvested share-based payment arrangements granted. That cost is expected to be recognized over a weighted-average period of 2.16 years. The total fair value of shares vested during the year was $473 for 2017, compared to $614 for 2016 and $450 for 2015.

It is our intent to satisfy share option exercises using our treasury stock. Cash received from stock option exercises was $33 for 2017, $179 for 2016 and $46 for 2015.